UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

FIRST ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12117	75-1328153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3813 Green Hills Village Drive Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2011, the Board of Directors of First Acceptance Corporation, or the Company, approved a change in the fiscal year of the Company from June 30 to December 31. Accordingly, a transition report will be filed on Form 10-K for the period ended December 31, 2011.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 15, 2011, the Company held its 2011 Annual Meeting of Stockholders in Nashville, Tennessee. At the 2011 Annual Meeting, stockholders were asked to vote on four proposals: the election of the nine director nominees named in the proxy statement; an advisory vote on executive compensation; an advisory vote on the frequency of advisory votes on executive compensation; and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. The voting results at the 2011 Annual Meeting were as follows:

Proposal No. 1:	The following nine director nominees were elected to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify.

Name	For	Against	Withheld	Broker Non-Votes
Rhodes R. Bobbitt	31,315,747	—	806,253	14,121,969
Harvey B. Cash	31,285,554	—	836,446	14,121,969
Donald J. Edwards	31,398,920	—	723,080	14,121,969
Jeremy B. Ford	30,847,378	—	1,274,622	14,121,969
Stephen J. Harrison	31,721,146	—	400,854	14,121,969
Thomas M. Harrison, Jr.	31,638,344	—	483,656	14,121,969
Tom C. Nichols	31,295,765	—	826,235	14,121,969
Lyndon L. Olson, Jr.	31,295,715	—	826,285	14,121,969
William A. Shipp, Jr.	31,318,615	—	803,385	14,121,969

Proposal No. 2:	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
31,766,921	342,622	12,457	14,121,969

Proposal No. 3:	The stockholders preferred frequency of an advisory vote on executive compensation was every year.

1 Year	2 Years	Three Years	Abstain	Broker Non-Votes
31,792,323	7,995	304,462	17,220	14,121,969

The Company’s Board of Directors recommended annual advisory voting on executive compensation. Taking into account the preferences of the Company’s stockholders, as indicated by the foregoing vote, the Company will hold advisory votes on the compensation of the Company’s named executive officers annually until the next required (non-binding) vote on the frequency of advisory “say-on-pay” votes.

Proposal No. 4:	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012 was ratified.

For	Against	Abstain	Broker Non-Votes
46,104,266	129,843	9,860	—

Section 8 – Other Events

Item 8.01    Other Events.

Following the 2011 Annual Meeting of Stockholders on November 15, 2011, the Board of Directors of the Company appointed Jeremy B. Ford as Chairman of the Board of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Acceptance Corporation, a Delaware corporation

Date: November 18, 2011	By:	/s/ JOHN BARNETT
	Name:	John Barnett
	Title:	Senior Vice President - Finance

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